INVESTOR PRESENTATION 2nd Quarter 2023 NASDAQ: SRCE | www.1stsource.com

DISCLOSURES Forward-Looking Statements Except for historical information, the matters discussed may include “forward-looking statements.” Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Please refer to our press releases, Form 10-Qs, and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements of which we undertake no obligation to publicly update or revise. Non-GAAP Financial Measures The accounting and reporting policies of 1st Source conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures are used by management to evaluate and measure the Company’s performance. Although these non-GAAP financial measures are frequently used by investors to evaluate a financial institution, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. These include taxable-equivalent net interest income (including its individual components), net interest margin (including its individual components), the efficiency ratio, tangible common equity-to-tangible assets ratio, pre-tax pre-provision income and tangible book value per common share. Management believes that these measures provide users of the Company’s financial information a more meaningful view of the performance of the interest-earning assets and interest- bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures differently. See the slides titled “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of certain non-GAAP financial measures used by the Company with their most closely related GAAP measures. 2page

CORPORATE OVERVIEW $8.4 billion Community Bank with International Reach headquartered in South Bend, Indiana Community Banking  Locations throughout northern Indiana and southwestern Michigan  Business and personal banking, payment services, lending, mortgage, and leasing  Investment management, wealth advisory, estate planning, and retirement planning services  Business and consumer insurance sales Renewable Energy Financing  National footprint  Construction loans, permanent loans and tax equity investments  Community solar, commercial and industrial, small utility scale, university and municipal projects Specialty Finance  National and international footprint  Construction machinery  Corporate and personal aircraft  Auto rental and leasing  Truck rental and leasing 3page

MISSION & VISION 4page Mission To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term. Vision  Offer our clients the highest quality service  Support a proud family of colleagues who personify the 1st Source spirit of partnership  Be the financial institution of choice in each market we serve  Remain independent and nurture pride of ownership among all 1st Source colleagues  Achieve long-term, superior financial results

MARKET AREA 5page Specialty Finance Loans & Leases $3.32 billion Community Bank Loans & Leases $2.92 billion

BUSINESS MIX Loans & Leases 6page COMMUNITY BANKING 47% SPECIALTY FINANCE 53% Business 74% Personal 26%

COMMUNITY BANKING 79 Banking Centers 98 Twenty-four-hour ATMs 9 Trust & Wealth Advisory locations with approximately $5.0 billion of assets under management 10 1st Source Insurance offices 7page In person OnlineOver the phone Mobile

8page RENEWABLE ENERGY FINANCING Our Renewable Energy Financing Division provides sponsors and developers with one-stop-shop financing by providing construction loans, permanent loans, and tax equity investments to community solar, commercial & industrial, small utility scale, university, and municipal solar projects. Loans and investments are made across the contiguous United States with a focus in the Northeast and Midwest. Financed solar projects positively impact communities across our growing portfolio through energy cost savings and renewable energy generation. Environmental Impact The estimated aggregate power capacity of financed projects avoids 295,152 metric tons of carbon greenhouse emissions annually.* • Approximately $377 million in loans and leases outstanding as of June 30, 2023 • Over $127 million invested to date in tax equity partnership investments as of June 30, 2023 * Source: https://www.epa.gov/energy/greenhouse-gas-equivalencies-calculator as of July 7, 2023 Equivalent Emissions Avoided Annually* 33,211,692 28,993,350 330,615,871 3,907 37,199 57,429 1,627 682,668

SPECIALTY FINANCE GROUP Aircraft Division Aircraft division provides financing primarily for new and pre-owned general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail. Construction Equipment Division Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.) Auto and Light Truck Division Auto/light truck division provides financing for automobile rental and commercial auto leasing companies, and light truck rental and leasing companies. Medium and Heavy Duty Truck Division The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills. 9page

Zelle (P2P) HIGHLY RATED, FEATURE-RICH MOBILE APP Budget & Account Aggregation 57% 62% 64% 16% 14% 13% 27% 24% 23% 0% 25% 50% 75% 100% Q2 21 Q2 22 Q2 23 Digital Adoption¹ Mobile & Online Online Only Non-Digital 21% 27% 31% 25% 23% 22% 34% 27% 24% 20% 23% 23% 0% 25% 50% 75% 100% Q2 21 Q2 22 Q2 23 Service Usage³ 4+ 3 2 1 Other Services: Balance & Transfers, Pay Bills / eBills, Mobile Deposit, A2A Transfers 56.7 61.3 65.8 69.0 45.0 50.0 55.0 60.0 65.0 70.0 75.0 Q2 20 Q2 21 Q2 22 Q2 23 Mobile Users (000s)² Credit Score Mgmt.⁴ Debit Card Control Digital Wallet ⁵ 30.7 51.3 81.2 115.3 0 25 50 75 100 125 Q2 20 Q2 21 Q2 22 Q2 23 Zelle Transactions (000s) 1 “Digital Adoption” is based on the primary deposit account holders’ usage of our online/mobile banking platforms 2 “Mobile Users” is based on activity within the Mobile App within the last 90 days 3 “Service Usage” are the number of distinct services (presented on the left) used by a digital user 4 Launched service in May 2022 5 1st Source Debit Cards can be loaded into Apple Pay, Samsung Pay & Google Wallet Apps page 10 8K RATINGS 8.6K RATINGS 4.8  8.6K RATINGS

AN EXPERIENCED AND PROVEN TEAM Executive Team 6 executives with an average 34 years each of banking experience and 25 years with 1st Source Business Banking Officers 35 business banking officers with an average 19 years each of lending experience and with 1st Source from 1 to 34 years Specialty Finance Group Officers 23 specialty finance officers with an average 26 years each of lending experience and with 1st Source from 1 to 32 years 11page

PERFORMANCE CLIENT Indiana SBA Community Lender Award 2013-2022 #1 SBA Lender in our Indiana footprint #1 SBA Lender Headquartered in State of Indiana #1 Deposit share in our 16 contiguous county market #1 Lender of Community Development Loans (Total Dollars) in State of Indiana by Banks Headquartered in Indiana. 2021 CRA data by FFIEC. #2 Lender of Community Development Loans (# of Loans) in State of Indiana by Banks Headquartered in Indiana. 2021 CRA data by FFIEC. #22 On Monitor Magazine’s 2022 Top 50 Bank Finance/Leasing Companies in the U.S. #37 On Monitor Magazine’s 2022 Top 100 Largest Equipment Finance/Leasing Companies in the U.S. 12page

PERFORMANCE PEOPLE Forbes’ Best in State Banks 2023 Indiana Rank #1 Forbes’ 500 Best Midsize Employers 2021-2023 Forbes’ 500 Best Employers for Diversity 2022 Indianapolis Business Journal’s 250 Most Influential Business Leaders Christopher J. Murphy III Chairman, President, and CEO, 1st Source Corporation Tracy D. Graham Board Member Isaac P. Torres Board Member 13page

FINANCIAL REVIEW

15page 4502 5128 5987 6426 6142 775 609 356 285 762 0.96% 0.53% 0.19% 0.38% 1.46% 0.00% 0.80% 1.60% 2.40% 0 2,000 4,000 6,000 8,000 2019 2020 2021 2022 2023 YTD Core Deposits ($MM) Non-core Deposits ($MM) Effective Rate on Deposits (%) CORE DEPOSIT FRANCHISE TOTAL AVERAGE DEPOSITS *Non-core deposits include CDs over $250,000, brokered CDs, and national listing service CDs. 5737 6343 6711 6904 5277

16page Time 22% Noninterest- bearing demand 25% Interest- bearing demand 36% Savings 17% Public Fund 19% Brokered 8% Business 27% Consumer (1) 46% (1) Includes business customer certificates of deposit which were immaterial Approximately 226,500 deposit accounts with an average balance of $30,800. Account Type Owner Classification Diversified Deposit Mix End of Period Balances

17page $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 June 16 June 17 June 18 June 19 June 20 June 21 June 22 1st Source Chase Lake City Bank Horizon Bank Fifth Third DEPOSIT MARKET SHARE 16 COUNTY CONTIGUOUS MARKET* Leading Market Share in Community Banking Markets ($000) Data as of June 2022 – FDIC (via S&P Global Market Intelligence) *Includes Allen, DeKalb, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan. 2022 ______13.36% ___________10.93% ___9.47% _____4.67% ________4.57%

18page 5000 5463 5438 5567 6089 5.16% 4.44% 4.32% 4.74% 5.97% 3.75% 4.25% 4.75% 5.25% 5.75% 6.25% 6.75% 2500 4000 5500 7000 2019 2020 2021 2022 2023 YTD Loans & Leases ($MM) Yield on Loans & Leases - FTE (%)* GROWING LOAN PORTFOLIO Total Average Loans & Leases * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

19page Commercial Real Estate 16% Residential Real Estate 10% Consumer 2% Medium and Heavy Duty Truck 5% Auto and Light Truck 14%Construction Equipment 16% Aircraft 18% Solar 6% Commercial and Agriculture 13% DIVERSIFIED LOAN PORTFOLIO 2023 Average Loans by Type

20page 2.19% 2.56% 2.38% 2.32% 2.31% 2019 2020 2021 2022 2023 YTD STRONG CREDIT QUALITY % of Net Loans and Leases Loan & Lease Loss Allowance 0.37% 1.16% 0.77% 0.45% 0.33% 2019 2020 2021 2022 2023 YTD Low Nonperforming Assets 0.10% 0.17% 0.16% 0.03% -0.04% 2019 2020 2021 2022 2023 YTD Limited Losses Nonperforming Assets Net Charge-Offs (Recoveries) Solid Reserves

21page 92.0 81.4 118.5 120.5 56.7 63.63.57 3.17 4.70 4.84 2.28 2.55 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $0 $15 $30 $45 $60 $75 $90 $105 $120 $135 2019 2020 2021 2022 2022 YTD 2023 YTD Net Income ($MM) EPCS (Diluted) NET INCOME & EARNINGS PER SHARE

22page 136.0 142.3 150.6 170.0 78.1 85.6 $0 $50 $100 $150 $200 2019 2020 2021 2022 2022 YTD 2023 YTD PRE-TAX, PRE-PROVISION INCOME ($MM) *See “Reconciliation of non-GAAP Financial Measures” in Appendix.

23page 1.21% 1.34% 1.41% 1.14% 1.53% 1.49% 1.54% 9.69% 11.09% 11.50% 9.41% 13.07% 13.81% 14.11% 11.00% 12.50% 12.85% 10.42% 14.40% 15.28% 15.55% 4.00% 8.00% 12.00% 16.00% 0.60% 1.20% 1.80% 2.40% 3.00% 2017 2018 2019 2020 2021 2022 2023 YTD R O AE a nd R O AT E R O AA Return on Average Assets Return on Average Common Equity Return on Average Tangible Common Equity** INCOME PERFORMANCE METRICS 1st SOURCE PERFORMS WELL AGAINST PEERS WHILE MAINTAINING STRONG CAPITAL LEVELS *Peer group data as of March 31, 2023. ** See “Reconciliation of non-GAAP Financial Measures” in Appendix. YTD Median Peer Data* National C&I Midwest ROATE 16.41% 15.49% ROAE 13.39% 12.51% ROAA 1.31% 1.31%

24page 224.6 226.4 237.1 264.1 123.3 138.5 3.68% 3.39% 3.23% 3.45% 3.25% 3.54% 2.25% 3.25% 4.25% 5.25% $0 $60 $120 $180 $240 $300 2019 2020 2021 2022 2022 YTD 2023 YTD Net Interest Income ($MM) Net Interest Margin (%) NET INTEREST MARGIN (FTE)* * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

25page Trust, Wealth Advisory, and Retirement Plan Services 29% Other 20% Debit Card 22% Service Charges on Deposit Accounts 14% Insurance Commissions 9% Mortgage Banking 4% Equipment Rental 2% DIVERSE SOURCES OF NONINTEREST INCOME Fair Value of Assets Under Management of $5.0B * Note: Equipment rental income is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix . Noninterest Income Composition 2023 = $42.2MM* 23% of Total Revenue*

26page 163.9 167.2 172.5 174.7 85.3 94.7 54.7% 54.2% 53.5% 51.1% 52.5% 53.1% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $50.0 $100.0 $150.0 $200.0 2019 2020 2021 2022 2022 YTD 2023 YTD Noninterest Expense ($MM)* Efficiency - Adjusted (%)* OPERATING EXPENSES * Note: Noninterest expense is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix.

14.90% 15.99% 16.76% 16.10% 16.46% 2019 2020 2021 2022 2023 YTD 27page 12.19% 12.15% 11.89% 12.63% 12.95% 2019 2020 2021 2022 2023 YTD STRONG CAPITAL POSITION Tier 1 Leverage Ratio 13.64% 14.73% 15.50% 14.84% 15.20% 2019 2020 2021 2022 2023 YTD Tier 1 Risk Based Ratio Total Risk Based Capital Ratio Tangible Common Equity / Tangible Assets* 11.38% 11.10% 10.39% 9.45% 10.05% 2019 2020 2021 2022 2023 YTD 5% Well Capitalized 8% Well Capitalized 10% Well Capitalized * See “Reconciliation of non-GAAP Financial Measures” in Appendix. Note: 2023 shares repurchased were 49,635 shares

28page 16.46% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 1st Source Corp Well-Capitalized LONG HISTORY OF CONSERVATIVE CAPITAL Total Capital (To Risk-Weighted Assets) 10% Well Capitalized

29page $22.75 $24.47 $26.30 $29.18 $31.62 $33.64 $31.63 $33.92 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 2016 2017 2018 2019 2020 2021 2022 2023 YTD TANGIBLE BOOK VALUE PER COMMON SHARE* * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

30page 0.618 0.645 0.671 0.720 0.760 0.960 1.100 1.130 1.210 1.260 0.960 $0.000 $0.200 $0.400 $0.600 $0.800 $1.000 $1.200 $1.400 $1.600 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD COMMON DIVIDENDS PER SHARE 35 YEARS OF CONSECUTIVE DIVIDEND GROWTH

31page DELIVERING RETURNS TO SHAREHOLDERS Value of $100 Invested in 1st Source since 1971 Inception with Dividends Reinvested vs. Total Return of Stock Indices

32page DELIVERING RETURNS TO SHAREHOLDERS December 31, 2007 – July 24, 2023

PERFORMANCE FINANCIAL 2019-2023 KBW Bank Honor Roll Fifth consecutive year named among top 5% of banks with more than $500 million in total assets and ten consecutive years of increased earnings per share #26 Of 123 banks between $5 billion and $50 billion in assets – Bank Performance Scorecard by Bank Director Magazine 5-Star Superior Rating – BauerFinancial 35 Years of consecutive dividend growth 33page

INVESTMENT CONSIDERATIONS Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth Experienced and proven team with significant investment in bank Diversification of product mix and geography with asset generation capability Leading market share in community banking markets Stable credit quality, strongly reserved Strong capital and liquidity position and 35 consecutive years of dividend growth 34page

CONTACT INFORMATION Christopher J. Murphy III Chairman of the Board, CEO and President (574) 235-2711 Murphy-c@1stsource.com Brett A. Bauer CFO and Treasurer (574) 235-2638 bauerb@1stsource.com 35page

APPENDIX

CONSOLIDATED BALANCE SHEET 37page (Dollars in millions) 2019 2020 2021 2022 2023 YTD Cash and cash equivalents 83$ 243$ 525$ 123$ 113$ Investment securities and other investments* 1,069 1,225 1,890 1,800 1,687 Loans and leases, net of unearned discount 5,106 5,502 5,360 6,015 6,218 Allowance for loan and lease losses (111) (141) (127) (139) (144) Equipment owned under operating leases, net 112 65 48 32 26 Other assets 364 422 400 508 515 Total assets 6,623$ 7,316$ 8,096$ 8,339$ 8,415$ Noninterest-bearing deposits 1,217$ 1,637$ 2,053$ 1,998$ 1,722$ Interest-bearing deposits 4,140 4,309 4,626 4,930 5,255 Total deposits 5,357 5,946 6,679 6,928 6,977 Total borrowings 276 291 330 321 293 Other liabilities 141 148 118 166 165 Total shareholders' equity 829 887 916 864 921 Noncontrolling interests 20 44 53 60 59 Total equity 849 931 969 924 980 Total liabilities and equity 6,623$ 7,316$ 8,096$ 8,339$ 8,415$ *All investment securities are available for sale. The Company does not hold any held to maturity investment securities.

CONSOLIDATED INCOME STATEMENT 38page (Dollars in millions) 2019 2020 2021 2022 2022 YTD 2023 YTD Net interest income 224$ 226$ 237$ 263$ 123$ 138$ Provision (recovery of provision) for credit losses 16 36 (4) 13 5 3 Noninterest income* 76 83 86 81 40 42 Noninterest expense* 164 167 172 174 85 95 Income before income taxes 120 106 155 157 73 82 Income tax expense 28 25 36 36 16 18 Net income 92 81 119 121 57 64 Net income attributable to noncontrolling interests - - - - - - Net income available to common shareholders 92$ 81$ 119$ 121$ 57$ 64$ Diluted net income per common share 3.57$ 3.17$ 4.70$ 4.84$ 2.28$ 2.55$ * Note: Noninterest income and Noninterest expense are shown net of leased equipment depreciation. See Reconciliation of non-GAAP Financial Measures" in Appendix.

39page Transportation & Warehousing 17% Finance & Insurance and Real Estate 18% Services 19% Retail Trade 7% Construction 12% Manufacturing 9% Ag, Forestry, Fishing & Hunting 10% Wholesale Trade 5% Other* 3% * Other includes: Mining, Utilities, and Information AIRCRAFT PORTFOLIO INDUSTRIES BY NAICS

65% 32% 3% 40page Positioned for higher interest rates • Variable rate loans reprice quickly — 91% of Variable reprice within 3 months • Fixed rate loans have short terms — 2.68 year weighted average remaining life — High proportion of equipment lending • Stable, low-cost deposit funding base — 1.46% total deposit cost at June 30, 2023 — 25% non-interest-bearing funds — 11.6-year average current depositor relationship • Liquid and high-quality investment portfolio of $1.7 billion • Average investment portfolio duration of 3.27 years Net Interest Income Sensitivity 1 year difference versus no rate change +100 bps Parallel Ramp -100 bps Parallel Ramp +1.36% -1.93% LOANS Fixed 2.68 yr. weighted avg. remaining life Variable Repricing within 3 months Variable Repricing greater than 3 months ASSET LIABILITY MANAGEMENT Asset-sensitive posture

41page OWNERSHIP SUMMARY Institutional 10,813,236 43.8% Insiders 7,865,985 31.9% Retail/Other 5,251,350 21.3% 1st Source ESOP 751,990 3.0% Total Shares Outstanding(1) 24,682,561 100.0% Institution (Top 10 Institutions) Shares % of Total Dimensional Fund Advisors LP 1,613,938 6.5% BlackRock Inc. 1,411,359 5.7% Vanguard Group Inc. 821,023 3.3% AllianceBernstein LP 733,625 3.0% Wellington Management Group LLP 671,861 2.7% State Street Global Advisors Inc. 522,247 2.1% Manulife Asset Management 439,840 1.8% Charles Schwab Investment Mgmt 429,297 1.8% Boston Trust Walden Co. 395,623 1.6% Geode Capital Management LLC 331,205 1.3% Top 10 Institutions(2) 7,370,018 29.8% Other 3,443,218 14.0% Total Institutional Ownership(2) 10,813,236 43.8% Institutional, 43.8% Insiders, 31.9% Retail/Other, 21.3% 1st Source ESOP, 3.0% (1) As of June 30, 2023 (2) As of March 31, 2023 or most recently reported data Source: S&P Global Market Intelligence and Company filings

42page RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Calculation of Yield on Loans and Leases (Dollars in thousands) 2019 2020 2021 2022 2023 YTD (A) Loans and leases interest income (GAAP) 257,738$ 242,172$ 234,583$ 263,677$ 179,929$ (B) Plus: loans and leases fully tax-equivalent adjustments 375 333 319 366 201 (C) Loans and leases interest income - FTE (A+B) 258,113 242,505 234,902 264,043 180,130 (D) Average loans and leases 5,000,161$ 5,463,436$ 5,437,817$ 5,566,701$ 6,088,970$ (E) Annualization factor 1.00 1.00 1.00 1.00 2.02 Yield on loans and leases (GAAP) (A*E)/D 5.15% 4.43% 4.31% 4.74% 5.96% Yield on loans and leases - FTE (C*E)/D 5.16% 4.44% 4.32% 4.74% 5.97% Pre-Tax, Pre-Provision Income (Dollars in thousands) 2019 2020 2021 2022 2022 YTD 2023 YTD (A) Income before income taxes (GAAP) 120,154$ 106,341$ 154,885$ 156,787$ 73,328$ 82,491$ (B) Plus: Provision (recovery of provision) for credit losses 15,833 36,001 (4,303) 13,245 4,736 3,096 (C) Pre-tax pre-provision income (A+B) 135,987$ 142,342$ 150,582$ 170,032$ 78,064$ 85,587$ Calculation of Return on Average Tangible Common Equity (Dollars in thousands) 2017 2018 2019 2020 2021 2022 2023 YTD (A) Net income (GAAP) 68,051$ 82,414$ 91,960$ 81,437$ 118,534$ 120,509$ 63,559$ (B) 702,419 743,173 799,736 865,278 906,951 872,721 908,325 (C) Less: average goodwill and intangible assets 83,884 84,077 83,985 83,959 83,937 83,916 83,902 (D) Average tangible common shareholders' equity (B-C) 618,535$ 659,096$ 715,751$ 781,319$ 823,014$ 788,805$ 824,423$ (E) Annualization factor 1.00 1.00 1.00 1.00 1.00 1.00 2.02 Return on average common equity (GAAP) (A*E)/B 9.69% 11.09% 11.50% 9.41% 13.07% 13.81% 14.11% Return on average tangible common equity (A*E)/D 11.00% 12.50% 12.85% 10.42% 14.40% 15.28% 15.55% Average common shareholders' equity (GAAP)

43page RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Calculation of Net Interest Margin (Dollars in thousands) 2019 2020 2021 2022 2022 YTD 2023 YTD (A) Interest income (GAAP) 282,877$ 263,031$ 254,772$ 293,816$ 130,078$ 195,010$ (B) Plus: fully tax-equivalent adjustments 686 543 459 628 231 405 (C) Interest income - FTE (A+B) 283,563 263,574 255,231 294,444 130,309 195,415 (D) Interest expense (GAAP) 59,011 37,211 18,134 30,347 6,998 56,929 (E) Net interest income (GAAP) (A-D) 223,866 225,820 236,638 263,469 123,080 138,081 (F) Net interest income - FTE (C-D) 224,552 226,363 237,097 264,097 123,311 138,486 (G) Average earning assets 6,104,673$ 6,684,246$ 7,338,639$ 7,661,168$ 7,653,120$ 7,893,218$ (H) Annualization factor 1.00 1.00 1.00 1.00 2.02 2.02 Net interest margin (GAAP) (E*H)/G 3.67% 3.38% 3.22% 3.44% 3.24% 3.53% Net interest margin - FTE (F*H)/G 3.68% 3.39% 3.23% 3.45% 3.25% 3.54% Noninterest Income (Dollars in thousands) 2019 2020 2021 2022 2022 YTD 2023 YTD (A) Noninterest income (GAAP) 101,130$ 103,889$ 100,092$ 91,262$ 45,975$ 46,092$ (B) Less: depreciation - leased equipment (25,128) (20,203) (13,694) (10,023) (5,679) (3,898) (C) Noninterest income - adjusted (A-B) 76,002$ 83,686$ 86,398$ 81,239$ 40,296$ 42,194$ Noninterest Expense (Dollars in thousands) 2019 2020 2021 2022 2022 YTD 2023 YTD (A) Noninterest expense (GAAP) 189,009$ 187,367$ 186,148$ 184,699$ 90,991$ 98,586$ (B) Less: depreciation - leased equipment (25,128) (20,203) (13,694) (10,023) (5,679) (3,898) (C) Noninterest expense - adjusted (A-B) 163,881$ 167,164$ 172,454$ 174,676$ 85,312$ 94,688$

44page RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Calculation of Efficiency Ratio (Dollars in thousands) 2019 2020 2021 2022 2022 YTD 2023 YTD (A) Net interest income (GAAP) 223,866$ 225,820$ 236,638$ 263,469$ 123,080$ 138,081$ (B) Net interest income - FTE 224,552 226,363 237,097 264,097 123,311 138,486 (C) Plus: noninterest income (GAAP) 101,130 103,889 100,092 91,262 45,975 46,092 (D) Less: gains/losses on investment securities and partnership investments (653) (1,652) (1,020) (3,714) (1,080) (2,270) (E) Less: depreciation - leased equipment (25,128) (20,203) (13,694) (10,023) (5,679) (3,898) (F) Total net revenue (GAAP) (A+C) 324,996 329,709 336,730 354,731 169,055 184,173 (G) Total net revenue - adjusted (B+C-D-E) 299,901 308,397 322,475 341,622 162,527 178,410 (H) Noninterest expense (GAAP) 189,009 187,367 186,148 184,699 90,991 98,586 (E) Less: depreciation - leased equipment (25,128) (20,203) (13,694) (10,023) (5,679) (3,898) (I) Noninterest expense - adjusted (H-E) 163,881$ 167,164$ 172,454$ 174,676$ 85,312$ 94,688$ Efficiency ratio (GAAP-derived) (H/F) 58.2% 56.8% 55.3% 52.1% 53.8% 53.5% Efficiency ratio - adjusted (I/G) 54.7% 54.2% 53.5% 51.1% 52.5% 53.1% Calculation of Tangible Common Equity-to-Tangible Assets Ratio (Dollars in thousands) 2019 2020 2021 2022 2023 YTD (A) Total common shareholders' equity (GAAP) 828,277$ 886,845$ 916,255$ 864,068$ 921,020$ (B) Less: goodwill and intangible assets (83,971) (83,948) (83,926) (83,907) (83,897) (C) Total tangible common shareholders' equity (A-B) 744,306 802,897 832,329 780,161 837,123 (D) Total assets (GAAP) 6,622,776 7,316,411 8,096,289 8,339,416 8,414,818 (B) Less: goodwill and intangible assets (83,971) (83,948) (83,926) (83,907) (83,897) (E) Total tangible assets (D-B) 6,538,805$ 7,232,463$ 8,012,363$ 8,255,509$ 8,330,921$ Common equity-to-assets ratio (GAAP-derived) (A/D) 12.51% 12.12% 11.32% 10.36% 10.95% Tangible common equity-to-tangible assets ratio (C/E) 11.38% 11.10% 10.39% 9.45% 10.05%

45page RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Calculation of Tangible Book Value per Common Share (Dollars in thousands, except for per share data) 2016 2017 2018 2019 2020 2021 2022 2023 YTD (A) Total common shareholders' equity (GAAP) 672,650$ 718,537$ 762,082$ 828,277$ 886,845$ 916,255$ 864,068$ 921,020$ (B) Less: goodwill and intangible assets (84,102) (83,742) (83,998) (83,971) (83,948) (83,926) (83,907) (83,897) (C) Total tangible common shareholders' equity (A-B) 588,548$ 634,795$ 678,084$ 744,306$ 802,897$ 832,329$ 780,161$ 837,123$ (D) Actual common shares outstanding 25,875,765 25,936,764 25,783,728 25,509,474 25,389,117 24,739,512 24,662,286 24,682,561 Book value per common share (GAAP-derived) (A/D)*1000 26.00$ 27.70$ 29.56$ 32.47$ 34.93$ 37.04$ 35.04$ 37.31$ Tangible common book value per share (C/D)*1000 22.75$ 24.47$ 26.30$ 29.18$ 31.62$ 33.64$ 31.63$ 33.92$